UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2008

_________________

IRWIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Irwin Financial Corporation (the "Corporation") dated July 18, 2008 and filed with the Securities and Exchange Commission ("SEC") on July 24, 2008 (the "8-K") to provide information about exit or disposal costs associated with recent transactions.

As previously reported in the 8-K, the Corporation announced a strategic restructuring that includes exiting its home equity line of business and the small ticket leasing portion of its commercial finance line of business . The agreements committing to the transactions were entered into on July 18, 2008, July 20, 2008, July 22, 2008, and July 24, 2008. At this time, the Corporation is able to provide an estimate of costs associated with this restructuring initiative. The Corporation expects this restructuring plan to be substantially completed by the end of 2008.

The table below outlines the anticipated costs associated with the restructuring:

	After-tax charges incurred through June 30, 2008	Currently estimated after-tax charges in future quarters	Estimated total
(in millions)
Restructuring Costs:

Employee-related costs (future cash expenditure)		$ 5	$ 5
Contract termination costs (future cash expenditure)		$ 5	$ 5
Direct selling costs -bankers, legal, accounting, etc. (future cash expenditure)		$ 5	$ 5
Asset impairments	$ 80	$ 40	$ 120
Deferred tax asset valuation allowance	$ 25	$ 50	$ 75

Total restructuring costs after-tax	$ 105	$ 105	$ 210

About Forward-Looking Statements

This Report on Form 8-K/A contains forward-looking statements that are based on management's expectations, estimates, projections and assumptions. These statements involve inherent risks and uncertainties that are difficult to predict and are not guarantees of future performance. The cost estimates contained in this Current Report on Form 8-K/A are forward-looking statements. Actual future results may differ materially from what is projected due to a variety of factors, including, but not limited to difficulties in completing the transactions for the disposition of our home equity and equipment leasing businesses as contemplated (which might result in an increase or decrease in estimates of amounts to be incurred) including: selling or otherwise reducing risk associated with home equity loans on our balance sheet; selling the assets or platform of our small-ticket equipment leasing business, including the completion of due diligence satisfactory to the purchaser; obtaining third party consents for the transfer of assets, platforms or servicing; satisfying conditions necessary to release purchase price proceeds from escrow in the home equity and equipment leasing transactions; obtaining the desired tax treatment for any dispositions associated with the home equity and equipment leasing transactions; or encountering regulatory constraints. We undertake no obligation to update publicly any of these statements in light of future events, except as required in subsequent reports we file with the SEC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: August 8, 2008	By: /s/ Gregory F. Ehlinger __________________________________________
GREGORY F. EHLINGER Senior Vice President and Chief Financial Officer